SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Telik, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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TELIK, INC.

700 Hansen Way

Palo Alto, CA 94304

Notice of Annual Meeting of Stockholders to be Held on May 19, 2011

To the Stockholders of Telik, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TELIK, INC., a Delaware corporation (the “Company”), will be held on THURSDAY, MAY 19, 2011 at 11:00 a.m. local time at the Palo Alto offices of Cooley LLP at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306 for the following purposes:

(1)	To elect two directors named herein to hold office until the 2014 Annual Meeting of Stockholders;

(2)	To approve Telik’s 2011 Equity Incentive Plan;

(3)	To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company by the Audit Committee of the Board of Directors of the Company for its fiscal year ending December 31, 2011; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 28, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be

Held on May 19, 2011 at 11:00 a.m. local time at 5 Palo Alto Square, 3000 El Camino Real,

Palo Alto, CA 94306.

The Proxy Statement and Annual Report to stockholders

are available at www.telik.com

By Order of the Board of Directors

William P. Kaplan

Secretary

Palo Alto, California

April 11, 2011

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOU TO VOTE BY MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD ON RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Electronic Delivery of Stockholder Communications

Our annual meeting materials are available electronically. As an alternative to receiving printed copies of these materials in future years, you can elect to receive an e-mail which will provide an electronic link to these documents as well as allow you the opportunity to conduct your voting online. By registering for electronic delivery, you can conveniently receive stockholder communications as soon as they are available without waiting for them to arrive via postal mail. You can also reduce the number of documents in your personal files, eliminate duplicate mailings, help us reduce our printing and mailing expenses and conserve natural resources.

How to Register for Electronic Delivery

Stockholders of Record

You are a stockholder of record if you hold your shares in certificate form. If you vote on the Internet at www.investorvote.com/telk, simply follow the directions for enrolling in the electronic delivery service. You also may enroll in the electronic delivery service at any time in the future by going directly to www.investorvote.com/telk and following the instructions.

Beneficial Stockholders

You are a beneficial stockholder if your shares are held by a broker, bank or other nominee. Please check with your bank, broker or relevant nominee regarding the availability of this service.

If you have any questions about electronic delivery, please contact Telik’s Investor Relations Department by phone at (650) 845-7700 or by email at investors@telik.com.

TELIK, INC.

700 Hansen Way

Palo Alto, CA 94304

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

May 19, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Telik, Inc., a Delaware corporation (“Telik” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, May 19, 2011, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Palo Alto offices of Cooley LLP at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306. The Company intends to mail this proxy statement and accompanying proxy card on or about April 11, 2011 to all stockholders entitled to vote at the Annual Meeting. For directions to the annual meeting, please visit the offices page at www.cooley.com.

Solicitation

The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock (“Common Stock”) beneficially owned by others to forward to the beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for these services.

Voting Rights and Outstanding Shares

Only holders of record of Common Stock at the close of business on March 28, 2011 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 28, 2011, the Company had outstanding and entitled to vote 53,941,177 shares of Common Stock. Each holder of record of Common Stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal deemed “non-routine” because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to the proposal from the beneficial owner (even if the nominee has voted on another proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes have no effect and will not be counted toward the vote total for any proposal. Unless a contrary direction is indicated, the grant of a proxy will be counted as affirmative votes for all proposals. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine”

matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals and elections of directors, even if not contested.

Voting by Telephone or Via the Internet

Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The laws of Delaware, under which the Company is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that the proxy was authorized by the stockholder.

The telephone and Internet voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

For Shares Registered in Your Name

To vote by telephone, stockholders of record may call toll free 1-800-652-VOTE (8683) in the United States, Canada and Puerto Rico on a touch tone telephone and follow the simple instructions provided by the recorded message. To vote on the Internet, stockholders of record may go to www.investorvote.com/telk and follow the on-screen instructions. You will need the login validation details provided on your proxy card to vote by telephone or on the Internet.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in “street name” receive instructions for granting proxies from their banks, brokers or other agents, rather than using the Company’s proxy card.

A number of brokers and banks are participating in a program provided through Broadridge Investor Communication Solutions that offers the means to grant proxies to vote shares through the telephone and Internet. If your shares are held in an account with a broker or bank participating in the Broadridge Investor Communication Solutions program, you may grant a proxy to vote those shares by telephone or via the Internet by contacting the website shown on the instruction form received from your broker or bank.

General Information for All Shares Voted Via the Internet or By Telephone

Votes submitted by telephone or via the Internet must be received by 12:00 noon, Eastern Time on May 18, 2011. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

Any person granting a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive offices, 700 Hansen Way, Palo Alto, CA 94304, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals

The deadline for nominating a director and submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2012 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 13, 2011. However, if the Company’s 2012 Annual Meeting of Stockholders is not held between April 19, 2012 and June 18, 2012, then the deadline will be a reasonable time prior to the time the Company begins to print and mail it proxy materials. Stockholders wishing to submit proposals or director nominations for potential consideration at the 2012 Annual Meeting of Stockholders, but not to be included in the related proxy statement and proxy, must do so no sooner than the close of business on January 20, 2012 and no later than the close of business on February 19, 2012; provided, however, that in the event the 2012 Annual Meeting of Stockholders is not held between April 19, 2012 and June 18, 2012, then stockholders must make their submissions not earlier than the close of business on the 120th day prior to the date of the 2012 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the date of the 2012 Annual Meeting of Stockholders or the tenth day following the day on which the Company first makes a public announcement of the date of the 2012 Annual Meeting of Stockholders. Stockholders are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. A copy of the Company’s Amended and Restated Bylaws is available without charge upon written request to: Corporate Secretary, Telik, Inc., 700 Hansen Way, Palo Alto, CA 94304.

PROPOSAL 1

ELECTION OF DIRECTORS

Election of Directors

The Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors of the Company (the “Board of Directors”) shall be divided into three classes, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal.

The Board of Directors is presently composed of five members. There are two nominees for director whom, if elected, will serve until the 2014 Annual Meeting of Stockholders and until, as to each, his successor is elected and duly qualified, or until his death, resignation or removal. Both nominees are currently directors whose term of office expires in 2011 and are being nominated for re-election. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a nominee should be unavailable for election as a result of an unexpected occurrence, shares voted for the unavailable nominee will be voted for the election of such substitute nominee as the directors or management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

Set forth below is biographical information for each person nominated for election to serve as a director until the 2014 Annual Meeting of Stockholders and until his successor is elected and duly qualified, or until such director’s death, resignation or removal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEES.

Nominees for Election for a Three-Year Term Expiring at the 2014 Annual Meeting

Edward W. Cantrall, Ph.D., 79, has served as a member of the Board of Directors since May 2002 and is being nominated for re-election. Dr. Cantrall has served as a consultant to biotechnology and genomics companies since May 1998. From November 1997 to May 1998, Dr. Cantrall served as Vice President and General Manager for Molecular Informatics, Inc., a subsidiary of the Perkin-Elmer Corporation, and prior to the acquisition of Molecular Informatics by Perkin-Elmer Corporation in November 1997, he served as President and Chief Executive Officer of Molecular Informatics. He was Chief Executive Officer and President of the National Center for Genome Resources from January 1995 to November 1996. From September 1986 to July 1994, Dr. Cantrall served as Vice President of Operations at Lederle Laboratories, a division of American Cyanamid Company, a pharmaceutical company which was subsequently acquired by Wyeth Laboratories, Inc. He has served as a member of the Board of Managers of The Health Enterprise Group since 2000. His fields of expertise include pharmaceutical development and manufacturing. Dr. Cantrall holds a Ph.D. degree in organic chemistry from the University of Illinois and an M.B.A. degree in industrial management from Fairleigh Dickinson University.

Steven R. Goldring, M.D., 67, has served as a member of the Board of Directors since May 2002 and is being nominated for re-election. Dr. Goldring has served as Chief Scientific Officer of the Hospital for Special Surgery in New York since July 2006. From 1996 to July 2006, Dr. Goldring was a Professor of Medicine at Harvard Medical School and Chief of Rheumatology at Beth Israel Deaconess Medical Center. He has also served as the Director of the New England Baptist Bone and Joint Institute, in collaboration with the Beth Israel Deaconess Medical Center since its establishment in 1996. Dr. Goldring serves on the osteoporosis and rheumatology clinical advisory boards for Merck & Co., Inc. and Eli Lilly and Company, and serves as an advisor to numerous biotechnology companies. He has established a clinical research program at Beth Israel Deaconess Medical Center. Dr. Goldring has served as a consultant or Principal Investigator in the pharmaceutical industry and for National Institutes of Health sponsored research programs and as a consultant to numerous biotechnology and pharmaceutical companies. He received his medical training at Peter Bent Brigham Hospital and the Massachusetts General Hospital. He is the author of numerous scientific publications. Dr. Goldring holds an M.D. degree from Washington University School of Medicine.

Information Regarding the Board of Directors and Corporate Governance

Set forth below is biographical information for each person whose term of office as a director will continue after the Annual Meeting.

Directors Continuing in Office Until the 2012 Annual Meeting

Herwig von Morzé, Ph.D., 73, has served as a member of the Board of Directors since August 2004. Dr. von Morzé is currently an International Patent Consultant specializing in pharmaceutical patent strategy, patent prosecution and pharmaceutical product life cycle management. Dr. von Morzé was Co-Chair of Heller Ehrman’s Patent and Trademark Practice Group from 1999 to 2003. He has directed patent prosecution and enforcement programs in the pharmaceutical industry for more than 38 years. Dr. von Morzé holds a Ph.D. degree in Organic Chemistry from the University of Vienna, Austria.

Directors Continuing in Office Until the 2013 Annual Meeting

Michael M. Wick, M.D., Ph.D., 65, has served as the Company’s Chairman of the Board of Directors since January 2000. Dr Wick has served as the Company’s Chief Executive Officer since July 1999 and as its President since June 1998. Dr. Wick served as the Company’s Chief Operating Officer from December 1997 until June 1998, and as Executive Vice President, Research and Development, from December 1997 until June 1998. He has been a member of the Board of Directors since December 1997. Prior to joining the Company in December 1997, Dr. Wick was Senior Vice President of Research for CV Therapeutics, Inc., a public biotechnology company, from May 1995 until December 1997. Dr. Wick served as Executive Director of oncology/immunology and clinical research at Lederle Laboratories from September 1990 until May 1995, and also directed the Cyanamid/Immunex joint oncology research program. Dr. Wick began his career at Harvard Medical School, where he served as an Associate Professor from July 1981 until June 1994 and Chief of the Melanoma Clinic and Laboratory of Molecular Dermatological Oncology at the Dana Farber Cancer Institute from

September 1980 until September 1992. Dr. Wick holds a Ph.D. degree in Chemistry from Harvard University and an M.D. degree from Harvard Medical School.

Richard B. Newman, Esq., 72, has served as a member of the Board of Directors since April 2003. Mr. Newman is currently President and Treasurer of D&R Products Co., Inc., which designs, develops and manufactures orthopedic, vascular and other surgical medical devices and instruments for major medical device and instrument manufacturers in the United States and Europe. He has served in this role since 1983. Mr. Newman holds an A.B. degree from Harvard College and an LL.B. degree from the Harvard Law School.

For a discussion of the specific experience, qualifications and skills upon which the Board of Directors has determined that each of the directors should serve, see the information set forth under the caption “Nominating Committee” of this proxy statement. For biographical information concerning the executive officers of the Company, see the information set forth under the caption “Executive Officers” of this proxy statement. There are no family relationships among any of the Company’s directors or executive officers. Dr. Gail Brown, one of the Company’s key personnel, is the spouse of Dr. Wick, the Company’s President, Chief Executive Officer and Chairman. No director has a contractual right to serve as a member of the Board of Directors.

Board of Directors Committees and Meetings

Board Leadership Structure

The Board of Directors is currently chaired by the President and Chief Executive Officer of the Company, Dr. Wick. The Company believes that combining the positions of Chief Executive Officer and Chairman of the Board of Directors helps to ensure that the Board of Directors and management act with a common purpose. Integrating the positions of Chief Executive Officer and Chairman can provide a clear chain of command to execute the Company’s strategic initiatives. The Company also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company, and extensive technical and industry experience. Notwithstanding the combined role of Chief Executive Officer and Chairman, key strategic initiatives and decisions involving the Company are discussed and approved by the entire Board of Directors. In addition, meetings of the independent directors of the Company are regularly held, which Dr. Wick does not attend. The Company believes that the current leadership structure and processes maintains an effective oversight of management and independence of the Board of Directors as a whole without separate designation of a lead independent director. However, the Board of Directors will continue to monitor the functioning of the Board of Directors and will consider appropriate changes to ensure the effective independent function of the Board of Directors in its oversight responsibilities.

Role of the Board in Risk Oversight

One of the Board of Director’s key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Audit Committee considers and discusses with management the Company’s major financial risk exposures and relating monitoring and control of such exposures as well as compliance with legal and regulatory requirements. The Nominating Committee monitors the effectiveness of our corporate governance guidelines. The Compensation Committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking. Any findings regarding material risk exposure to the Company are reported to and discussed with the Board of Directors.

Independence of the Board of Directors and its Committees

The NASDAQ Stock Market (“NADSAQ”) listing standards require that a majority of the members of a listed company’s board of directors qualify as “independent,” as determined by the board of directors.

After review of all relevant transactions or relationships between each director and nominee for director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has determined that all of the Company’s directors and the Company’s nominee for director are independent within the meaning of the applicable NASDAQ listing standards, except Dr. Wick, the Chairman of the Board of Directors, Chief Executive Officer and President, of the Company.

As required under the NASDAQ listing standards, the Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present. The Company’s independent directors met twice during the fiscal year ended December 31, 2010.

The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee, among other things: evaluates the performance, and assesses the qualifications, of the independent registered public accounting firm; determines and pre-approves the engagement of the independent registered public accounting firm to perform all proposed audit, review and attest services; reviews and pre-approves the retention of the independent registered public accounting firm to perform any proposed, permissible non-audit services; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm for the ensuing year; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K and recommends whether or not such financial statements should be so included; and discusses with management and the independent registered public accounting firm the results of the annual audit and review of the Company’s quarterly financial statements.

The Audit Committee is currently composed of three outside directors: Drs. Cantrall and Goldring and Mr. Newman. The Audit Committee met five times during the fiscal year ended December 31, 2010. A copy of the Audit Committee Charter is attached as Appendix B to this proxy statement.

The Board of Directors periodically reviews the NASDAQ listing standards’ definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended). The Board of Directors has determined that Dr. Cantrall qualifies as an “audit committee financial expert,” as defined in applicable Securities and Exchange Commission rules. The Board of Directors made a qualitative assessment of Dr. Cantrall’s level of knowledge and experience based on a number of factors, including his formal education and his service in executive capacities having financial oversight responsibilities. These positions include Chief Executive Officer, President and Vice President of Operations to, and member of the board of directors of, a number of biotechnology and genomics companies, pursuant to which Dr. Cantrall has experience supervising the preparation of financial reports. In addition, Dr. Cantrall holds an M.B.A from Fairleigh Dickinson University. For further information on Dr. Cantrall’s experience, please see his biography under “Nominees for Election for a Three-Year Term Expiring at the 2014 Annual Meeting” above.

Compensation Committee

The Compensation Committee of the Board of Directors reviews, modifies and approves the overall compensation strategy and policies for the Company. The Compensation Committee, among other things: reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s officers; determines and approves the compensation and other terms of employment of the Company’s Chief Executive Officer; determines and approves the compensation and other terms of employment of the other officers of the Company; administers the Company’s stock option and purchase plans, pension and profit sharing plans and other similar programs; and reviews and recommends to the Board of Directors appropriate insurance coverage for the Company’s directors and officers.

The Compensation Committee is currently composed of three outside directors: Drs. Goldring and von Morzé and Mr. Newman. Each of the members of the Compensation Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Compensation Committee met four times during the fiscal year ended December 31, 2010. A copy of the Compensation Committee Charter is attached as Appendix C to this proxy statement.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for, among other things: identifying, reviewing and evaluating candidates to serve as directors of the Company; reviewing, evaluating and considering incumbent directors; recommending to the Board of Directors for selection candidates for election to the Board of Directors; making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors; and assessing the performance of the Board of Directors.

The Nominating Committee is currently composed of three outside directors: Drs. Goldring and von Morzé and Mr. Newman. All members of the Nominating Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating Committee met once during the fiscal year ended December 31, 2010. A copy of the Nominating Committee Charter is attached as Appendix D to this proxy statement.

The Nominating Committee has not established any specific minimum qualifications that must be met for recommendation for a position on the Board of Directors. Instead, in considering candidates for director the Nominating Committee will generally consider all relevant factors, including among others the candidate’s applicable education, expertise and demonstrated excellence in his or her field, the usefulness of the expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate’s reputation for personal integrity and ethics and the candidate’s ability to exercise sound business judgment. Other relevant factors, including diversity, experience and skills, will also be considered. Candidates for director are reviewed in the context of the existing membership of the Board of Directors (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

With respect to director nominations, the Nominating Committee has recommended that Drs. Cantrall and Goldring be nominated for re-election to serve as directors. The Nominating Committee considered Dr. Cantrall’s executive experience leading a major pharmaceutical company, his familiarity with the manufacturing and commercialization of new pharmaceuticals and related regulatory matters, his leadership of a biotechnology company involved in building collaborative pharmaceutical development relationships and his experience in mergers and acquisitions. The Nominating Committee believes that Dr. Cantrall’s financial background and experience is especially valuable in his position as a member of the Audit Committee and qualification as an “audit committee financial expert.” The Nominating Committee considered Dr. Goldring’s role as an internationally recognized academic leader in the development of new medical therapies, his familiarity with the drug regulatory process in the United States and his experience in basic clinical research administration. The Nominating Committee also believes that Dr. Goldring’s qualifications enable him to make effective contributions to the medical and clinical understanding of the Board of Directors.

The Nominating Committee believes that each of the directors continuing in office is qualified to serve. The Nominating Committee considered Dr. Wick’s extensive professional experience, including the variety of roles and responsibilities he has undertaken and performed in the biotechnology and pharmaceutical industries, his familiarity with the cancer drug development process, his professional relationships with investigators and key opinion leaders and his experience in establishing partnering and collaborative business relationships. The Nominating Committee considered Mr. Newman’s professional training and experience in the biomedical industry, his legal training and experience, his relevant financial expertise and his executive experience establishing and leading a medical company. The Nominating Committee considered Dr. von Morzé’s patent expertise and in particular his knowledge of international patent matters, his knowledge of the Company’s patent estate and his experience advising a range of pharmaceutical and biotechnology clients on patent and related intellectual property matters.

With respect to diversity, the Nominating Committee seeks a diverse group of individuals who have a complementary mix of backgrounds and skills necessary to provide meaningful oversight of the Company’s activities. As a clinical stage drug development company focused on discovering and developing small molecule drugs, we seek directors who have experience in the medical, regulatory and pharmaceutical industries in general, and also look for individuals who have experience with the operational issues that we face in our dealings with clinical and pre-clinical drug development, collaborations with third parties and commercialization and manufacturing issues. Some of our directors have strong financial backgrounds and experience in dealing with public companies, to help us in our evaluation of our operations and our financial model. We also face unique challenges as we implement our strategy to develop, manufacture and commercialize our products by entering into relationships with pharmaceutical companies. The Nominating Committee annually reviews the Board’s composition in light of the Company’s changing requirements. The Nominating Committee uses the Board of Director’s network of contacts when compiling a list of potential director candidates and may also engage outside consultants. Pursuant to its charter, the Nominating Committee will consider, but not necessarily recommend to the Board of Directors, potential director candidates recommended by stockholders. All potential director candidates are evaluated based on the factors set forth above, and the Nominating Committee has established no special procedure for the consideration of director candidates recommended by stockholders.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating Committee at the following address: 700 Hansen Way, Palo Alto, CA 94304, at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. The deadline for nominating a director for the 2012 Annual Meeting of Stockholders is December 13, 2011. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Common Stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Meetings of the Board of Directors and Committees of the Board of Directors

The Board of Directors met four times and acted twice by written consent during the last fiscal year. Each member of the Board of Directors attended 75% or more of the aggregate of the meetings of the Board of Directors held in the last fiscal year during the period for which he was a director and of the meetings of the committees on which he served, held in the last fiscal year during the period for which he was a committee member.

Attendance at Annual Meeting

It is the Company’s current policy to require directors to attend the Annual Meeting absent extraordinary circumstances. The 2010 Annual Meeting of Stockholders was attended by all of the members of the Board of Directors.

Stockholder Communications with the Board of Directors

The Nominating Committee of the Board of Directors has adopted a process by which stockholders may communicate with the Board of Directors or any of its individual directors. Stockholders who wish to communicate with the Board of Directors may do so by sending a written communication addressed as follows: Telik Board Communication, c/o Stockholder Communications Officer, 700 Hansen Way, Palo Alto, CA 94304. All communications must state the number of shares owned by the stockholder making the communication. Telik’s Stockholder Communications Officer, or SCO, will review each communication and forward the communication to the Board of Directors, to any individual director to whom the communication is addressed, and/or to any other officer of the Company considered by the SCO to be appropriate.

Code of Conduct

The Company has adopted the Telik, Inc. Code of Conduct, a code of ethics with which every person who works for us is expected to comply, including without limitation our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Telik, Inc. Code of Conduct is filed as an exhibit to our Annual Report on Form 10-K for the period ended December 31, 2003 as filed on March 4, 2004, with the SEC, and is incorporated herein by reference. If we make any substantive amendments to the Telik, Inc. Code of Conduct or grant to any of our directors or executive officers any waiver including any implicit waiver from a provision of the Telik, Inc. Code of Conduct, we will disclose the nature of the waiver or amendment in a Current Report on Form 8-K or as otherwise required by applicable laws.

Report of the Audit Committee of the Board of Directors*

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management is responsible for the internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and the issuance of a report thereon.

In this context, the Audit Committee met and held discussions with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AV Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management, including the matters in the written disclosures and letter that were received from the independent accountants pursuant to the applicable requirements of the PCAOB, and considered the compatibility of non-audit services with the firm’s independence.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its annual audit and quarterly reviews, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

The Audit Committee also has selected, subject to stockholder ratification, Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Audit Committee:

Edward W. Cantrall

Steven R. Goldring

Richard B. Newman

PROPOSAL 2

APPROVAL OF TELIK’S 2011 EQUITY INCENTIVE PLAN

In February 2011, the Compensation Committee of our Board of Directors recommended to our Board of Directors for adoption, and in March 2011 our Board of Directors adopted, the Telik, Inc. 2011 Equity Incentive Plan (the “2011 Plan”), subject to approval by our stockholders.

Our Board of Directors is asking you to approve the new 2011 Plan, which we believe includes policies and terms that represent corporate governance best practices designed to protect our stockholders’ interests, in addition to providing clarity, ease of administration, and compliance with recent developments in applicable laws. We believe the share reserve of the new 2011 Plan will provide us with sufficient shares to enable us to grant equity awards to our employees, directors and consultants for approximately two more years. If approved, the 2011 Plan will become effective on the date of the Annual Meeting.

If the 2011 Plan is approved and becomes effective, the aggregate number of shares of common stock available for issuance will be 3,500,000 shares, representing approximately 6.5% of the shares of our fully-diluted common stock outstanding as of March 28, 2011.

Approval of the 2011 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

Why You Should Vote for the 2011 Plan

Equity Incentives such as Stock Options Are an Important Part of Our Compensation Philosophy

The 2011 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees. The purpose of the adoption of the 2011 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, consultants and directors. Telik is a clinical-stage drug development company whose lead drug product candidate is TELINTRA, a small molecule glutathione analog inhibitor of the enzyme glutathione S-transferase P1-1. Our success in developing marketable products and implementing our current initiatives, particularly for TELINTRA, will depend on our ability to attract and retain qualified personnel in areas requiring specific technical, medical or commercial expertise. Like many drug development companies, we actively compete for highly qualified employees. Our equity programs are key components of our strategy to attract and retain those individuals. We continue to believe that equity compensation is a critical component to motivate key employees and effectively aligns employee compensation with stockholder interests. Traditionally, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so we believe stock options provide a strong incentive for individuals to work to grow our business and build stockholder value, and are most attractive to individuals who share our entrepreneurial spirit.

Our Prior Plans have Expired

Grants of equity awards to our Named Executive Officers, employees, consultants and directors have been made from our prior plans. However, our prior plans have expired. Therefore, we are limited in our ability to issue equity to our Named Executive Officers, employees, consultants or our directors unless our stockholders approve a new stock plan. While we could increase cash compensation if we are unable to grant equity incentives, we have taken measures to conserve our use of cash and anticipate that we will have difficulty attracting, retaining, and motivating our executive officers, our key employees and our directors if we are unable to make equity grants to them. Equity awards are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the 2011 Plan.

We Manage Our Equity Award Use Carefully

We continue to believe that equity awards such as stock options are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders and therefore we must responsibly manage the growth of our equity compensation program. We are committed to effectively managing our equity compensation share reserve, including our burn rate. Detailed information about equity awards issued in prior years as well as other relevant information is set forth in the “Information for Burn Rate Calculation” table below.

The 2011 Plan Combines Compensation and Governance Best Practices

We note that our 2011 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect compensation and corporate governance best practices, including:

•

Stockholder approval is required for additional shares. Unlike our 2000 Plan, the 2011 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2011 Plan authorizes a fixed number for our share reserve, so that stockholder approval is required to issue any additional shares from the 2011 Plan once we have used all shares available for issuance. The 2011 Plan is not an inducement plan, and therefore requires stockholder approval under the NASDAQ Marketplace Rules.

•

No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Repricing is not allowed without stockholder approval. The 2011 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

•

Reasonable share counting provisions. In general, when awards granted under the 2011 Plan lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, in contrast to our 2000 Plan, the 2011 Plan prohibits shares tendered to pay the exercise price of an award or shares withheld for payment of taxes to be returned to our share reserve.

Information for Burn Rate Calculation

The following table provides the detailed information necessary to calculate our burn rates for the fiscal period ended March 28, 2011 and fiscal years ended 2010, 2009 and 2008. The table reflects grant information for our prior plans, but excludes our 2000 ESPP.

	Year to Date March 28, 2011	Fiscal 2010	Fiscal 2009	Fiscal 2008
Options Granted	—	—	4,648,000	2,681,500
Options Cancelled	1,112,410	968,908	2,090,574	1,511,079
Options Available for Grant	—	—	2,502,136	3,737,659
Weighted-Average Common Stock Outstanding	53,680,920	53,538,924	53,370,638	53,177,041
Common Stock Outstanding	53,941,177	53,613,572	53,430,083	53,289,577

Summary of the 2011 Plan

A summary of the principal features of the 2011 Plan follows below. The summary is qualified by the full text of the 2011 Plan that is attached as Appendix E to this proxy statement.

Types of Awards

The 2011 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. We refer to these stock awards in this Proposal collectively as the stock awards or awards.

Eligibility

Stock awards may be granted under the 2011 Plan to employees (including officers) and consultants of Telik or our affiliates, and members of our Board of Directors. Pursuant to applicable tax law, we may only grant incentive stock options to our employees (including officers) and employees of our affiliates. As of March 28, 2011, we had a total of 31 employees and consultants and 4 non-employee directors who would be eligible to be granted awards from the 2011 Plan.

No person may be granted stock awards covering more than 2,000,000 shares of our common stock under our 2011 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted a performance stock award covering more than 1,000,000 shares or a performance cash award having a maximum value in excess of $2,000,000 in any calendar year. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The 2011 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2011 Plan to a committee. Our Board of Directors has delegated administration of the 2011 Plan to the Compensation Committee of the Board of Directors (the “Compensation Committee”), but has retained the authority to concurrently administer the 2011 Plan with the Compensation Committee and may, at any time, revest in itself some or all of the powers previously delegated to the Compensation Committee. Subject to the terms of the 2011 Plan, the Compensation Committee may determine the recipients, numbers and types of stock awards to be granted, and terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Compensation Committee also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2011 Plan.

In the discretion of the Board of Directors, the Compensation Committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee has the authority to delegate its administrative powers under the 2011 Plan to a subcommittee consisting of members of the Compensation Committee. The 2011 Plan also permits delegation to one or more officers of the ability to determine the recipients, number of shares and types of stock awards (to the extent permitted by law) to be granted to employees other than our officers, subject to a maximum limit on the aggregate number of shares subject to stock awards that may be granted by such officers.

Stock Available for Awards

If this Proposal 2 is approved, the total number of shares of our common stock reserved for issuance under the 2011 Plan will consist of 3,500,000 shares (the “Share Reserve”).

The shares of common stock subject to stock awards granted under the 2011 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Share Reserve and be available for issuance under the 2011 Plan. However, any shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of a stock award will not return to the 2011 Plan.

Appropriate adjustments will be made to the Share Reserve, to the other numerical limits described in the 2011 Plan (such as the limit on the number of shares that may be issued as incentive stock options and the limit on the number of shares that may be awarded to any one person in any calendar year for purposes of Section 162(m) of the Code) and to outstanding awards in the event of any change in our common stock without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, other than the conversion of convertible securities.

Repricing

The 2011 Plan expressly provides that, without the approval of our stockholders, the Board of Directors may not provide for either the cancellation of underwater stock options or stock appreciation rights outstanding under the 2011 Plan in exchange for the grant of a new award, or the amendment of outstanding stock options or stock appreciation rights to reduce the exercise price.

Terms of Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The Board of Directors determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term.

Generally, the exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. Options granted under the 2011 Plan will vest at the rate specified in the option agreement.

In general, the term of an option granted under the 2011 Plan may not exceed ten years. Unless the terms of an optionee’s stock option agreement provides otherwise, if an optionee’s continuous service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionee dies within a certain period following cessation of service, the optionee or a beneficiary may generally exercise any vested options for a period of 18 months in the event of disability and 18 months in the event of death. In no event may an option be exercised beyond the expiration of its term.

Acceptable forms of consideration for the purchase of our common stock issued under the 2011 Plan may include cash, payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, common stock previously owned by the optionee, payment through a net exercise feature, or other approved forms of legal consideration.

Generally, an optionee may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionee may designate a beneficiary who may exercise the option following the optionee’s death.

Tax Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are generally treated as nonstatutory stock options. In addition, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2011 Plan is 4,000,000 shares. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•	the term of any incentive stock option award must not exceed five years from the date of grant.

Terms of Restricted Stock Awards

Restricted stock awards are awards of shares of our common stock. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. A restricted stock award may be granted in consideration for cash, the recipient’s services performed for us or an affiliate of ours or other form of legal consideration. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards

A restricted stock unit is a right to receive stock or cash (or a combination of cash and stock) equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. When a participant’s continuous service with us or any of our affiliates, terminates for any reason, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights

Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The Board of Directors determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2011 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Board of Directors.

When a stock appreciation right is exercised, the holder is entitled to an amount equal to the product of (a) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. We may pay the amount of the appreciation in cash or shares of our common stock or a combination of both.

The Board of Directors determines the term of stock appreciation rights granted under the 2011 Plan, up to a maximum of 10 years. Unless the terms of an optionee’s stock option agreement provides otherwise, if a participant’s continuous service with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 18 months in the event of disability and 18 months in the event of death. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Performance Awards

The 2011 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors or, as necessary, for compliance with Section 162(m) of the Code, the Compensation Committee. Performance goals will generally be established not later than ninety (90) days into a performance period. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied. The maximum performance award that may be granted to any individual in a calendar year is 1,000,000 shares of our common stock and $2,000,000.

Performance-based stock and cash awards may be made subject to one or more of the following criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation;

(iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board of Directors.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and/or the award of bonuses under our bonus plans; and (10) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Terms of Other Stock Awards

The Board of Directors may grant other forms of stock awards that are valued in whole or in part by reference to the value of Telik common stock. Subject to the provisions of the 2011 Plan, the Board of Directors has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2011 Plan. Such other forms of stock awards may be subject to vesting in accordance with a vesting schedule determined at grant.

Corporate Transactions; Changes in Control

Corporate Transaction. In the event of certain significant corporate transactions, the Board of Directors has the discretion to take one or more of the following actions with respect to outstanding stock awards under the 2011 Plan:

•	arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company);

•

arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;

•	arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award; and

•

arrange for the surrender of a stock award in exchange for a payment equal to the excess of (a) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (b) any exercise price payable by such holder in connection with such exercise.

The Board of Directors need not take the same action for each stock award.

For purposes of the 2011 Plan, a corporate transaction will be deemed to occur in the event of (i) the consummation of a sale of all or substantially all of our consolidated assets, (ii) the consummation of a sale of at least 90% of our outstanding securities, (iii) the consummation of a merger or consolidation in which we are not the surviving corporation, or (iv) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after specified change in control transactions (as defined in the 2011 Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no acceleration shall occur.

Duration, Suspension, Termination, and Amendment

The Board of Directors may suspend or terminate the 2011 Plan at any time. Unless sooner terminated by our Board of Directors, the 2011 Plan shall automatically terminate on March 30, 2021, which is the day before the tenth anniversary of the date the 2011 Plan was adopted by the Board of Directors. No awards may be granted under the 2011 Plan while the 2011 Plan is suspended or after it is terminated.

The Board of Directors may amend the 2011 Plan at any time. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2011 Plan as required by applicable law or listing requirement.

Tax Withholding

The Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment; (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award; (c) withholding cash from an award settled in cash or from other amounts payable to the participant; or (d) by other method set forth in the award agreement.

Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to participants and Telik with respect to participation in the 2011 Plan. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2011 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Incentive Stock Options

The 2011 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionee holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. Generally, the optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Units

Generally, no taxable income is recognized upon receipt of a restricted stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Generally, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued.

Stock Appreciation Rights

Generally, stock appreciation rights are subject to similar tax rules as nonstatutory stock options. This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for such shares, is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Section 162(m)

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from the limitations of Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2011 Plan is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if, among other requirements, (i) such awards are approved by a compensation committee composed solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards and other stock-based awards will qualify as performance-based compensation, if, among other requirements, (i) the award is approved by a compensation committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

New Plan Benefits

Awards under the 2011 Plan are discretionary. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in 2011 or thereafter to executive officers, directors, employees and consultants under the 2011 Plan. Pursuant to the terms of our proposed Director Compensation Policy, as more fully described in the section entitled “Director Compensation Policy” below, which has been adopted by the Board of Directors subject to stockholder approval of the 2011 Plan at the Annual Meeting, our non-employee directors will each receive on the day following the annual meeting of stockholders (or the next business day should such date be a legal holiday), an annual stock option grant of 10,000 shares (with such award pro-rated in the case of a director who began serving since the date of the last meeting). In addition, each person who is elected or appointed to serve as a non-employee director for the first time will be granted an option to purchase 20,000 shares of Common Stock upon such election or appointment. We did not make stock awards to our executive officers or directors in 2010, but expect to make option grants to our executive officers later this year.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans with options, warrants or rights outstanding as of December 31, 2010.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	11,628,030	$7.28	673,460	(1)
Equity compensation plans not approved by security holders	—	N/A	—
Total	11,628,030	$7.28	673,460	(1)

(1)	Represents 673,460 shares issuable under the 2000 Employee Stock Purchase Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, and has further directed management to submit to the stockholders for ratification the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Company’s Amended and Restated Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for the purpose of determining whether this matter has been approved. Shares represented by executed proxies will be voted, if no abstention or vote against is marked, for the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Independent Registered Public Accounting Firm Fee Information

The following summarizes the fees billed by Ernst & Young LLP for audit, tax and other professional services for the years ended December 31, 2010 and 2009:

	December 31,
	2010	2009
Audit Fees (1)	$456,000	$462,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—

Total Fees	$456,000	$462,000

(1)	Audit Fees were for services associated with the annual audit and the reviews of the Company’s Annual Report on Form 10-K and the Company’s quarterly reports on Form 10-Q.

(2)	There were no audit-related fees billed for the fiscal years ended December 31, 2010 and 2009.

(3)	Tax Fees would be for services in connection with tax compliance, tax planning and tax advice. The Company incurred no such fees in the fiscal years ended December 31, 2010 and 2009.

(4)	There were no other fees for services by Ernst & Young LLP for the fiscal years ended December 31, 2010 and 2009.

The charter of the Audit Committee requires that the Audit Committee pre-approve the engagement of the Company’s independent registered public accounting firm, Ernst & Young LLP, to perform all proposed audit, review and attest services, as well as engagements to perform any proposed permissible non-audit services. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. It is the Company’s practice to present any such proposed engagement to the Audit Committee for approval, either at a regularly scheduled or special meeting. In 2010, all of the services and related fees described above were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s executive officers and key personnel. Please see “Proposal 1—Election of Directors” for comparable information for the Board of Directors.

Executive Officers:

Name	Age	Position
Michael M. Wick, M.D., Ph.D.	65	President, Chief Executive Officer and Chairman
Marc L. Steuer	64	Senior Vice President, Business Development
William P. Kaplan, Esq.	57	Vice President, General Counsel, Vice President, Legal Affairs and Corporate Secretary
Steven R. Schow, Ph.D.	61	Vice President, Research
Wendy K. Wee	58	Vice President Finance and Controller (Principal Financial and Accounting Officer)

Key Personnel:

Name	Age	Position
Gail L. Brown, M.D.	60	Senior Vice President and Chief Medical Officer

Set forth below is biographical information for each of the executive officers and key personnel.

Biographical information about Dr. Wick is included under the caption “Directors Continuing in Office Until the 2013 Annual Meeting”

Marc L. Steuer has served as the Company’s Senior Vice President, Business Development since October 2002. Prior to joining the Company, from 1994 to 2002, Mr. Steuer was associated with Pharmacyclics, Inc., a biotechnology company, most recently as Senior Vice President, Business Development. From 1992 to 1994, Mr. Steuer was with SciClone Pharmaceuticals, Inc., serving as Vice President, Finance and Chief Financial Officer and later as Executive Vice President, Business Development and Commercial Affairs. He also has held senior management positions at Pilkington Visioncare Group, a major division of Pilkington, plc, Syntex Corporation and international management consulting firms. Mr. Steuer holds B.S. and M.S. degrees in electrical engineering from Columbia University and an M.B.A. degree from New York University.

William P. Kaplan, Esq. has served as the Company’s Vice President and General Counsel since February 2006 and Vice President, Legal Affairs since April 2003. Mr. Kaplan has also served as the Company’s Corporate Secretary since May 2003. From 2000 to 2003, Mr. Kaplan was Vice President, General Counsel and Corporate Secretary of iPrint Technologies, a developer of Internet print technology. Prior to iPrint, Mr. Kaplan served as Vice President and General Counsel of Resumix, a publisher of enterprise human resources software subsequently acquired by Yahoo!. He also served as General Counsel of Netcom On-Line Communication Services, an Internet service provider, and Ungermann-Bass, a global manufacturer of network and telecommunications equipment. Mr. Kaplan has practiced law since 1982. He holds a B.A. degree in mathematics from the University of California, Santa Barbara, and a Juris Doctor degree from the School of Law at the University of California, Davis.

Steven R. Schow, Ph.D. has served as the Company’s Vice President, Research since March 2000. He served as the Company’s Senior Director of Medicinal Chemistry from March 1998 until March 2000. Prior to joining the Company, Dr. Schow served as a Director of Medicinal Chemistry at CV Therapeutics, Inc., a biotechnology company, from May 1995 to March 1998. He served as a Senior Group Leader at Lederle Laboratories, a division of American Cyanamid from November 1991 until May 1995. Dr. Schow was a post doctoral fellow in organic chemistry at the University of California at Los Angeles and the University of Pennsylvania. Dr. Schow holds a Ph.D. degree in organic chemistry from the University of California at San Diego and a B.S. degree in chemistry from California State University, Los Angeles.

Wendy K. Wee joined the Company in October 2002 and has served as the Company’s Vice President, Controller since August 2005, Principal Financial and Accounting Officer since December 2010, and Vice President, Finance since February 2011. Prior to joining the Company, Ms. Wee was the Senior Director of Finance and Controller at Connetics, a biotechnology company, from July 1996 to January 2000. She served as a corporate controller at SlamDunk Networks, Inc., a transaction delivery service provider, from September 2000 to September 2002, and as a corporate controller at iPrint Technologies, a developer of Internet printing technology, from February 2000 to August 2000. Prior to this, she held various management positions at Silicon Graphics, Inc., MIPS Computer Systems and Unisys Corporation. Ms. Wee holds a B.S. degree in business administration from San Jose State University and an M.B.A. degree from the University of Phoenix.

Gail L. Brown, M.D. has served as the Company’s Senior Vice President and Chief Medical Officer since November 2001. Dr. Brown has served as a consultant to the Company on matters related to clinical development of the Company’s product candidates since October 1998. Prior to joining the Company, Dr. Brown was a Managing Director at The Palladin Group, LP and Tanager Capital Group, LLC, entities specializing in investment advisory services, from January 2001 to October 2001. She was a co-founder and partner of Altair Capital Associates LLC, specializing in biotechnology investment advisory services, from November 1998 to January 2001. Dr. Brown has served as a consultant and a member of clinical and scientific advisory boards at numerous public and private biotechnology companies from 1995 to 2001. She began her career at the Harvard Medical School, where she served on the faculty in the Department of Medicine, Division of Hematology and Oncology from 1980 to 1995. Dr. Brown received her M.D. degree from The University of Rochester School of Medicine and an M.B.A. degree in finance from St. Mary’s College of California School of Economics and Business Administration.

The Company’s executive officers are appointed by the Board of Directors and serve until their successors are elected or appointed.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock by: (a) each director; (b) each nominee for director; (c) each of the executive officers named in the Summary of Compensation Table; (d) all executive officers and directors of the Company as a group; and (e) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. All of the information in this table is as of March 1, 2011, unless otherwise noted in the appropriate footnote to the table.

Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares are deemed to be beneficially owned by a person if that person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date that information is provided. In determining the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by the person (and only that person) by reason of such acquisition rights. As a result, the percentage of outstanding shares held by any person in the table below does not necessarily reflect the person’s actual voting power. As of March 1, 2011, there were 53,759,945 shares of Common Stock outstanding.

Beneficial Owner (1)	Number of Shares Owned (2)		Right to Acquire within 60 days (3)		Beneficial Ownership Total	Percent of Total
Richard J. Barry 285 Margarita Drive, San Rafael, CA 94901	11,847,125		—		11,847,125	22.04%
Entities affiliated with OppenheimerFunds, Inc. (4) Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008	10,463,730		—		10,463,730	19.46%
FMR LLC (5) 82, Devonshire Street, Boston, MA 02109	3,138,007		—		3,138,007	5.84%
Michael M. Wick, M.D., Ph.D.	209,207	(6)	2,757,708	(7)	2,966,915	5.25%
Cynthia M. Butitta (8)	43,861		1,051,458		1,095,319	2.00%
Marc L. Steuer	17,647		413,542		431,189	*
William P. Kaplan, Esq.	2,685		414,792		417,477	*
Steven R. Schow, Ph.D.	41,381	(9)	455,625		497,006	*
Wendy K. Wee	27,273		447,917		475,190	*
Edward W. Cantrall, Ph.D.	70,000	(10)	56,980		126,980	*
Steven R. Goldring, M.D.	—		56,980		56,980	*
Richard B. Newman, Esq.	23,472	(11)	51,980		75,452	*
Herwig von Morzé, Ph.D	22,000		46,980		68,980	*
All executive officers and directors as a group (9 persons) (12)	413,665		4,702,504		5,116,169	8.75%

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors, principal stockholders and Schedules 13G/A or 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 53,759,945 shares outstanding on March 1, 2011. Unless otherwise indicated, the address of each of the individuals in this column is: c/o Telik, Inc. 700 Hansen Way, Palo Alto, CA 94304.

(2)	Excludes shares issuable pursuant to stock options exercisable within 60 days of March 1, 2011.

(3)	Shares issuable pursuant to stock options exercisable within 60 days of March 1, 2011.

(4)	The amount shown and the following information were provided by entities affiliated with OppenheimerFunds, Inc. pursuant to a Schedule 13G/A filed on February 10, 2011 with the SEC, indicating beneficial ownership as of December 31, 2010. The Schedule 13G/A indicates that OppenheimerFunds, Inc. has shared voting and dispositive power with respect to 10,463,730 shares. According to the Schedule 13G/A, Oppenheimer Global Opportunities Fund has shared voting and dispositive power with respect to 10,463,730 shares.

(5)	Pursuant to a Schedule 13G filed on February 14, 2011 with the SEC, Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR LLC and an investment adviser, is the beneficial owner of 3,138,007 shares. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the Fidelity Funds (the “Funds”), each has sole power to dispose of the 3,138,007 shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

(6)	Includes 46,816 shares held by Dr. Wick’s spouse.

(7)	Includes 1,308,333 shares issuable to Dr. Wick’s spouse pursuant to stock options exercisable within 60 days of March 1, 2011.

(8)	Ms. Butitta’s employment with the Company ended on December 22, 2010 and the right to acquire such shares expired on March 22, 2011 to the extent not exercised prior to such date.

(9)	Shares are held under the Schow-Hamlin Living Trust, of which Dr. Schow and his wife are Trustees.

(10)	Includes 20,000 shares held by Dr. Cantrall’s spouse.

(11)	Includes 15,000 shares held by the D&R Products Co., Inc. 401(k) and Profit Sharing Plan, of which Mr. Newman and his spouse are trustees.

(12)	See footnotes 6-11 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations, the Company believes that all Forms 3, 4 and 5 required to be filed were filed on time during the fiscal year ended December 31, 2010.

COMPENSATION OF DIRECTORS

Employee directors do not receive any separate compensation for their Board of Directors activities. During the year ended December 31, 2010, non-employee directors were entitled to receive the compensation described below.

Each non-employee director of the Company was entitled to receive quarterly cash compensation of $8,000 from the Company for serving on the Board of Directors during the year ended December 31, 2010. The members of the Board of Directors were also eligible for reimbursement of their expenses incurred in connection with attendance at Board of Directors and Committee meetings in accordance with Company policy.

Prior to March 2010, each non-employee director of the Company was also entitled to receive stock option grants under the 2000 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan expired by its terms in March 2010 and no further grants were made to new or existing directors under this plan thereafter. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of Common Stock subject to the option on the date of the option grant (determined in accordance with the terms of the Directors’ Plan based on the closing sales price reported on the NASDAQ Market). The options have a term of 10 years. Options granted under the Directors’ Plan vest as follows: 25% of the shares subject to each option will vest on the first anniversary of the grant date and the remainder will vest in equal monthly installments over the next three years. The vesting of each option will cease on the date the non-employee director holding the option ceases to provide services (whether as a director or consultant) to the Company or one of the Company’s affiliates. Options terminate three months after the non-employee director’s service with the Company or its affiliates terminates. However, if termination of service is due to the non-employee director’s death, or if the non-employee director dies within three months after his or her service terminates, the exercise period will be extended to 18 months following death. No option is exercisable after the expiration of 10 years from the date it was granted. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving the Company, the options outstanding under the Directors’ Plan may be assumed or substituted by the surviving entity. Otherwise, the vesting of the options held by those directors whose continuous service has not terminated accelerates in full and the options terminate if not exercised at or prior to the change of control transaction. As of March 1, 2011, options to purchase a total of 245,000 shares of Common Stock were outstanding under the Director’s Plan.

Set forth below is the compensation paid to each of our non-employee directors during the year ended December 31, 2010.

2010 Director Compensation Table

Name of Director	Fees Earned or Paid in Cash ($)	Total ($)
Edward W. Cantrall, Ph.D. (1)	32,000	32,000
Steven R. Goldring, M.D. (2)	32,000	32,000
Richard B. Newman, Esq. (3)	32,000	32,000
Herwig von Morzé, Ph.D (4)	32,000	32,000

(1)	Held options exercisable for an aggregate of 54,895 shares of Common Stock as of December 31, 2010.

(2)	Held options exercisable for an aggregate of 54,895 shares of Common Stock as of December 31, 2010.

(3)	Held options exercisable for an aggregate of 49,895 shares of Common Stock as of December 31, 2010

(4)	Held options exercisable for an aggregate of 44,895 shares of Common Stock as of December 31, 2010

Director Compensation Policy

Pursuant to our proposed Director Compensation Policy, which has been adopted by the Board of Directors subject to stockholder approval of the 2011 Plan at the Annual Meeting, each non-employee director shall be entitled to receive the compensation described below:

Each non-employee director of the Company shall be entitled to receive quarterly cash compensation of $8,000 from the Company for serving on the Board of Directors. The members of the Board of Directors shall also be eligible for reimbursement of their expenses incurred in connection with attendance at Board of Directors and committee meetings in accordance with Company policy.

Each non-employee director of the Company shall also be entitled to receive stock option grants under the 2011 Plan. Each person who is elected or appointed to serve as a non-employee director for the first time shall be granted an option to purchase 20,000 shares of Common Stock upon such election or appointment. On the day following each Annual Meeting (or the next business day should such date be a legal holiday), each member of the Board of Directors who was not an employee of the Company or an affiliate of the Company, shall be automatically granted under the 2011 Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 10,000 shares of Common Stock or, if such director has not been serving as a non-employee director for the entire period since the preceding Annual Meeting, then an option to purchase an amount of shares prorated for the part of the year served as a non-employee director.

The exercise price of options granted pursuant to the Director Compensation Policy under the 2011 Plan shall be 100% of the fair market value of Common Stock subject to the option on the date of the option grant (determined in accordance with the terms of the 2011 Plan based on the closing sales price reported on the NASDAQ Global Market). The options shall have a term of 10 years. Options granted to non-employee directors under the 2011 Plan shall vest as follows: 25% of the shares subject to each option will vest on the first anniversary of the grant date and the remainder will vest in equal monthly installments over the next three years. The vesting of each option will cease on the date the non-employee director holding the option ceases to provide services (whether as a director or consultant) to the Company or one of the Company’s affiliates. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving the Company, the options outstanding issued to non-employee directors pursuant to the Director Compensation Policy under the 2011 Plan may be assumed or substituted by the surviving entity. Otherwise, the vesting of the options held by those directors whose continuous service has not terminated accelerate in full and the options terminate if not exercised at or prior to the change of control transaction.

EXECUTIVE COMPENSATION

2010 Summary Compensation Table

The following table sets forth, for the fiscal years 2010 and 2009, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer, its two other most highly compensated executive officers at December 31, 2010 and its former Chief Financial Officer that served during fiscal 2010 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Option Awards $ (1) (2)	Total ($)
Michael M. Wick	2010	514,000	(3)	-0-	514,000
President, Chief Executive Officer and Chairman	2009	514,000	(3)	490,078	1,004,078

Cynthia M. Butitta	2010	376,056	(4)	-0-	376,056
Former Chief Operating Officer and Chief Financial Officer	2009	379,000		278,778	657,778

Marc L. Steuer	2010	300,000		-0-	300,000
Senior Vice President, Business Development	2009	300,000		139,908	439,908

William P. Kaplan	2010	264,000		-0-	264,000
Vice President, General Counsel and Corporate Secretary	2009	264,000		139,908	403,908

(1)	The amounts in this column represent the aggregate full grant date fair values of options (including performance-based options) granted to each of the Named Executive Officers computed in accordance with ASC 718, excluding the effect of estimated forfeitures. For additional information on the valuation assumptions, refer to the “Stock-based Compensation” and “Valuation Assumptions” under the “Notes to the Financial Statements” in the Company’s Form 10-K for the year ended December 31, 2010, as filed with the SEC, and the following footnote 2 to this Summary Compensation Table. The amounts reported for these options may not represent the actual economic values that the Named Executive Officers will realize from these options as the actual value realized will depend on the Company’s performance, stock price and their continued employment. There were no stock options granted to the Named Executive Officers in 2010.

(2)	Amounts reflected in this column include both time-vested and performance-based options. There were no stock options granted to the Named Executive Officers in 2010. For performance-based options granted to the Named Executive Officers in the fiscal year 2009, valuation assumptions used and the aggregate values of the performance-based options on the date of grant are set forth in the tables below:

Valuation Assumptions	2009
Weighted average risk-free interest rate	0.88%
Weighted average expected volatility	127.39%
Weighted average expected life (in years)	2.0
Weighted average dividend yield	—

	2009 Performance-based Options
Name	Aggregate Grant Date Fair Value (Based on Probable Outcome) ($)	Aggregate Grant Date Fair Value (Based on Maximum Performance) ($)
Michael M. Wick	150,618	150,618
Cynthia M. Butitta	62,758	62,758
Marc L. Steuer	62,758	62,758
William P. Kaplan	62,758	62,758

(3)	Dr. Wick is not compensated for his role as a director. The amount shown reflects salary earned as an employee only.

(4)	Ms. Butitta’s employment with the Company ended on December 22, 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table provides information on the holdings of stock options by the Named Executive Officers at December 31, 2010. Each option grant is shown separately for each Named Executive Officer. The vesting schedule for each option grant is shown following this table.

Outstanding Equity Awards at 2010 Fiscal Year-End

Name and Principal Position	Option Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael M. Wick	02/13/2002		150,000	-0-		10.27	02/13/2012
President, Chief Executive Officer and Chairman	02/21/2003		75,000	-0-		11.16	02/21/2013
	01/22/2004		150,000	-0-		24.13	01/22/2014
	12/10/2004		150,000	-0-		18.86	12/10/2014
	01/06/2005		125,000	-0-		18.93	01/06/2015
	03/10/2006		140,000	-0-		20.30	03/10/2016
	03/03/2008	(A)	240,625	109,375		2.19	03/03/2018
	03/03/2008	(B)	-0-		100,000	2.19	03/03/2018
	11/18/2009	(A)	297,917	252,083		0.79	11/18/2019
	11/18/2009	(B)	-0-		300,000	0.79	11/18/2019

Cynthia M. Butitta	03/13/2001		240,000	-0-		3.81	03/13/2011
Former Chief Operating Officer and Chief Financial Officer	05/14/2002		100,000	-0-		10.26	03/22/2011	(1)
	02/21/2003		50,000	-0-		11.16	03/22/2011	(1)
	01/22/2004		100,000	-0-		24.13	03/22/2011	(1)
	12/10/2004		100,000	-0-		18.86	03/22/2011	(1)
	03/10/2006		100,000	-0-		20.30	03/22/2011	(1)
	03/03/2008	(A)	171,875	-0-		2.19	03/22/2011	(1)
	11/18/2009	(A)	189,583	-0-		0.79	03/22/2011	(1)

Marc L. Steuer	10/07/2002		200,000	-0-		12.20	10/07/2012
Senior Vice President, Business Development	01/06/2005		50,000	-0-		18.93	01/06/2015
	02/27/2007	(A)	75,000	-0-		5.80	02/27/2017
	02/27/2007	(B)	-0-		75,000	5.80	02/27/2017
	03/03/2008	(B)	-0-		30,000	2.19	03/03/2018
	11/18/2009	(A)	67,708	57,292		0.79	11/18/2019
	11/18/2009	(B)	-0-		125,000	0.79	11/18/2019

William P. Kaplan	04/21/2003		100,000	-0-		12.62	04/21/2013
Vice President, General Counsel and Corporate Secretary	01/22/2004		10,000	-0-		24.13	01/22/2014
	12/10/2004		50,000	-0-		18.86	12/10/2014
	03/10/2006		20,000	-0-		20.30	03/10/2016
	02/27/2007	(A)	100,000	-0-		5.80	02/27/2017
	03/03/2008	(A)	41,250	18,750		2.19	03/03/2018
	11/18/2009	(A)	67,708	57,292		0.79	11/18/2019
	11/18/2009	(B)	-0-		125,000	0.79	11/18/2019

Option Awards Vesting Schedule

Grant Dates	Vesting Schedule
3/13/2001	Options vest over four years: 25% of the shares vest on February 20, 2002 and 1/48th of the shares vest monthly thereafter.

5/14/2002	Options vest over four years: 75% of the shares vest three years after the date of grant and 25% of the shares vest on the four-year anniversary of the grant date.

2/13/2002; 3/3/2008 (A)	Options vest over four years: 25% of the shares vest one year after the date of grant and 1/48th of the shares vest monthly thereafter.

10/7/2002; 2/21/2003; 4/21/2003; 1/22/2004; 12/10/2004; 1/6/2005; 3/10/2006	Options vest over four years: 50% of the shares vest two years after the date of grant and 1/48th of the shares vest monthly thereafter.

2/27/2007 (A)	Options vest monthly over a period of two years.

2/27/2007 (B); 3/3/2008 (B)	Vesting will be 100% upon the achievement of specified performance goals for a significant license agreement relating to a Company product candidate.

11/18/2009 (A)	Options vest over two years: 50% of the shares vest upon the first anniversary of the date of grant and 1/24th of shares vest monthly thereafter over the following 12 months.

11/18/2009 (B)	Vesting will be 100% upon the earlier of (a) the consummation of a change of control of the Company as defined in the 2000 Incentive Plan, or (b) a determination by the Company’s Board of Directors that the Company has consummated a significant transaction involving one or more of its then clinical stage products.

(1)	Ms. Butitta’s employment with the Company ended on December 22, 2010 and the indicated vested and unexercised stock options expired on March 22, 2011 to the extent not exercised prior to such date.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

The Company entered into an employment agreement with Michael M. Wick, M.D., Ph.D. in August 1999 upon his promotion to the position of Chief Executive Officer. In December 1999, Dr. Wick was elected Chairman of the Board of Directors effective January 2000. On December 17, 2008, the Company entered into an amended and restated employment agreement (the “Employment Agreement”) with Dr. Wick to clarify the manner in which such employment agreement complies with the final regulations under Section 409A. The Employment Agreement superseded and replaced the employment agreement entered into in August 1999. According to the Employment Agreement, either the Company or Dr. Wick may terminate his employment at any time for any reason. If Dr. Wick is terminated without cause, he is entitled to receive as severance continued payment of his base salary and health care benefits for twelve months. The Company will also accelerate the vesting of his then unvested stock options as to the number of shares that would have vested in the ordinary course in the first twelve months following his termination date, with such vesting effective as of his termination date. Dr. Wick’s benefits pursuant to the Employment Agreement are subject to Dr. Wick signing a general waiver or release of the Company.

In February 2003, the Company adopted the Telik, Inc. Change of Control Severance Benefit Plan (the “Severance Plan”). On December 17, 2008, the Compensation Committee of the Board of Directors adopted an amendment to the Severance Plan to clarify the manner in which such plan complies with the final regulations under Section 409A. The Severance Plan provides eligible participants with severance benefits in the event that a participant’s employment with the Company is terminated, voluntarily or involuntarily, without cause within one year after a change of control of the Company, provided that the eligible participant signs a general waiver or release of the Company prior to receipt of the benefits. Such benefits include cash severance, payment of premiums under employee benefits plans, COBRA continuation coverage, accelerated vesting of unvested stock options and additional payments if the amounts which a participant would receive in connection with a change in control of the Company would constitute a “parachute payment” or be subject to excise tax.

The Severance Plan provides that, to the extent designated by the Compensation Committee or the Chief Executive Officer, the Chief Operating Officer, Chief Financial Officer, Senior Vice Presidents, Vice Presidents and others would be eligible to participate in the Severance Plan. Currently, only Dr. Wick is eligible to participate in the Severance Plan. Under the Severance Plan, Dr. Wick, as the Chief Executive Officer, is eligible to receive (1) full accelerated vesting of then unvested stock options; (2) a lump sum cash payment equal to two times the greater of: (i) the sum of his base salary and the greater of: (a) the annual cash bonus paid to him in the prior year; or (b) his Annual Target Bonus as in effect on the date of termination; or (ii) the sum of his base salary and the greater of: (a) the annual cash bonus paid to him in the prior year; or (b) his Annual Target Bonus as in effect immediately prior to the Change of Control; and (3) continuation of health benefits for up to 24 months and COBRA continuation coverage. Dr. Wick would also be entitled to additional payments if the amounts he would receive in connection with a change in control of the Company would constitute a “parachute payment” or be subject to excise tax. Dr. Wick’s benefits under the Severance Plan, when applicable, will supersede the severance benefits under his employment contract.

TRANSACTIONS WITH RELATED PERSONS

Gail L. Brown, M.D., the spouse of Dr. Wick, the Company’s President, Chief Executive Officer and Chairman, joined the Company as a Senior Vice President and Chief Medical Officer on November 26, 2001. Dr. Brown’s annual salary was $406,000 in 2010 and remains the same in 2011. There were no stock options granted to Dr. Brown in 2010. On November 18, 2009, Dr. Brown was granted stock options to purchase 375,000 shares of our Common Stock at an exercise price of $0.79 per share, subject to a two-year vesting schedule with 50% of the shares vesting one year from the grant date and the remainder vesting in equal monthly installments over the twelve months thereafter. In addition, Dr. Brown was granted stock options to purchase 125,000 shares of our Common Stock at an exercise price of $0.79 per share that will vest upon the earlier of (a) the consummation of a Change of Control as defined in the Incentive Plan, or (b) a determination by the Company’s Board of Directors that the Company has consummated a significant transaction involving one or more of its then clinical stage products.

Dr. Stefan Ryser, a member of the Company’s Board of Directors from September 1998 to May 2009, was hired by the Company on August 1, 2008 as its Senior Vice President, Corporate Strategy. Dr. Ryser’s annual salary was set at $325,000 upon hiring and remained the same in 2009. Dr. Ryser did not receive any additional compensation as a member of the Board of Directors after becoming an executive officer of the Company. On June 12, 2009, the Company and Dr. Ryser entered into an agreement pursuant to which Dr. Ryser resigned from employment effective August 1, 2009. Dr. Ryser agreed to provide consulting services to the Company for up to eight months following the termination of his employment and was entitled to receive approximately $27,000 per month under the agreement. The agreement also provided for reimbursement by the Company for continuing medical benefits during his consulting period, as well as $40,000 in relocation assistance and $25,000 in attorneys’ fees.

The Company has entered into indemnification agreements with its directors and certain officers for the indemnification and advancement of expenses to these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with future directors and officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Telik stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in “householding,” please notify your broker. If you prefer to receive a separate proxy statement and annual report, direct your written request to: Controller, Telik, Inc., 700 Hansen Way, Palo Alto, CA 94304 or contact the Controller at (650) 845-7700. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

William P. Kaplan

Secretary

April 11, 2011

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission, is available without charge upon written request to: Corporate Secretary, Telik, Inc., 700 Hansen Way, Palo Alto, CA 94304.

APPENDIX A

FORM OF PROXY

TELIK, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders

to Be Held on May 19, 2011

The undersigned hereby appoints Michael M. Wick and Wendy K. Wee and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Telik, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Telik, Inc. to be held at the Palo Alto offices of Cooley LLP at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306, on Thursday, May 19, 2011 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(Continued and to be signed on other side)

Fold and Detach Here

Please mark ☐

your vote

as indicated

Proposal 1: To elect the following two directors to hold office until the 2014 Annual Meeting of Stockholders:

Edward W. Cantrall, Ph.D.	☐ For	☐ Withhold
Steven R. Goldring, M.D.	☐ For	☐ Withhold

The Board of Directors Recommends a Vote in favor of the named nominees in Proposal 1.

Proposal 2: To approve the Telik, Inc. 2011 Equity Incentive Plan.

☐ For	☐ Against	☐ Abstain

The Board of Directors Recommends a Vote for Proposal 2.

Proposal 3: To ratify the selection of Ernst & Young LLP as Independent Registered Public Accounting Firm of the Company by the Audit Committee of the Board of Directors of the Company for its fiscal year ending December 31, 2011.

☐ For	☐ Against	☐ Abstain

The Board of Directors Recommends a Vote for Proposal 3.

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Please Vote, Date and Promptly Return this Proxy in the Enclosed Return Envelope Which Is Postage Prepaid If Mailed in the United States.

Dated , 2011
Signature(s)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

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Appendix B

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

TELIK, INC.

Purpose and Policy

The primary purpose of the Audit Committee (the “Committee”) shall be to act on behalf of the Board of Directors (the “Board”) of Telik, Inc. (the “Company”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes, the systems of internal accounting and financial controls and audits of financial statements, the quality and integrity of the Company’s financial statements and reports and the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (the “Auditors”). The Committee shall also provide oversight assistance in connection with the Company’s legal, regulatory and ethical compliance programs as established by management and the Board. The Committee shall also be designated as the Company’s Qualified Legal Compliance Committee (the “QLCC”) within the meaning of Rule 205.2(k) of Title 17, Chapter II of the Code of Federal Regulations (the “Rules of Professional Conduct”). The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the Auditors and the Company’s financial management.

Composition

The Committee shall consist of at least three members of the Board. The members of the Committee shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market (“Nasdaq”) applicable to Committee members as in effect from time to time, when and as required by Nasdaq. At least one member shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time.

Meetings and Minutes

The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company.

Authority

The Committee shall have authority to appoint, determine compensation for, at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder and otherwise to fulfill its responsibilities under this charter. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have authority to initiate investigations, to provide notices, including notices to the Securities and Exchange Commission (the “SEC”), to retain experts, to recommend that the Company implement remedial or other appropriate actions and otherwise to carry out its responsibilities as a QLCC. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

Responsibilities

The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors, who shall report directly and be accountable to the Committee. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee’s purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

1. Evaluation and Retention of Auditors. To evaluate the performance of the Auditors, to assess their qualifications (including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year, which retention shall be subject only to ratification by the Company’s stockholders.

2. Approval of Audit Engagements. To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company’s expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3. Approval of Non-Audit Services. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4. Auditor Conflicts. At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

5. Audited Financial Statement Review. To review, upon completion of the audit, the financial statements proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the SEC and to recommend whether or not such financial statements should be so included.

6. Annual Audit Results. To discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

7. Quarterly Results. To review and discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company’s Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

8. Management’s Discussion and Analysis. To review and discuss with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC.

9. Press Releases. To review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

10. Risk Assessment and Management. To review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures.

11. Management Cooperation with Audit. To evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

12. Management Letters. To review and discuss with the Auditors and, if appropriate, management, any management letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

13. Disagreements Between Auditors and Management. To review and discuss with management and the Auditors any material conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

14. Internal Control Over Financial Reporting. To confer with management and the Auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting including any special audit steps taken in the event of material control deficiencies.

15. Separate Sessions. Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

16. Correspondence with Regulators. To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

17. Complaint Procedures. To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18. Regulatory and Accounting Initiatives. To review with management, counsel and the Auditors, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

19. Ethical Compliance. To review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Conduct, including review and approval of related-party transactions as required by Nasdaq rules and review of updates to the Code of Conduct.

20. Investigations. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

21. Proxy Report. To prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

22. Annual Charter Review. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

23. Report to Board. To report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance or independence of the Company’s Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

24. Procedures for Receipt of Attorney Report. To adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation under Rule 205.3 of the Rules of Professional Conduct.

25. QLCC Responsibilities. To carry out the responsibilities of a QLCC as set forth in the Rules of Professional Conduct.

26. General Authority. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

Appendix C

AMENDED AND RESTATED CHARTER OF THE COMPENSATION COMMITTEE

TELIK, INC.

Purpose

The purpose of the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Telik, Inc. (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs, and to review and determine the compensation to be paid to the Company’s officers, as well as to prepare and review the Committee report included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) in effect from time to time. The term “compensation” shall include salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans.

Composition

The Committee shall consist of at least two members of the Board. All members of the Committee shall satisfy the independence requirements of The Nasdaq Stock Market (“Nasdaq”) applicable to compensation committee members, as in effect from time to time, when and as required by Nasdaq, including any exceptions permitted by these requirements. At least two of the members of the Committee shall satisfy the “non-employee director” standard within the meaning of Section 16b-3 of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), and the “outside director” standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board.

Meetings

The Committee shall hold such regular or special meetings as its members deem necessary or appropriate.

Authority

The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall be authorized to access such internal and external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law. The approval of this Compensation Committee Charter shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein.

Responsibilities

To implement the Committee’s purpose and policies, the Committee shall be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by applicable law or the requirements of Nasdaq, deviate from these activities as appropriate under the circumstances:

1. Overall Compensation Strategy. The Committee shall review, modify (as needed) and approve the overall compensation strategy and policies for the Company, including:

•	reviewing and approving corporate performance goals and objectives relevant to the compensation of the Company’s officers;

C-1

•	evaluating and recommending to the Board the compensation plans and programs advisable for the Company, as well as modification or termination of existing plans and programs;

•	establishing policies with respect to equity compensation arrangements; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company’s officers.

2. Compensation of Chief Executive Officer. The Committee shall determine and approve the compensation and other terms of employment of the Company’s Chief Executive Officer and shall evaluate the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Company’s Chief Executive Officer in past years, and such other criteria as the Committee deems advisable. The Chief Executive Officer may not be present during the voting or deliberations regarding his or her compensation.

3. Compensation of Officers. The Committee shall review and approve the individual and corporate performance goals and objectives of the Company’s officers that are periodically established. The Committee shall determine and approve the compensation and other terms of employment of officers, taking into consideration each officer’s success in achieving individual performance goals and objectives and the corporate performance goals and objectives deemed relevant to the officer as established by the Committee.

4. Administration of Benefit Plans. The Committee shall recommend to the Board the adoption, amendment and termination of the Company’s stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Committee shall have full power and authority to administer these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards and exercise such other power and authority as may be permitted or required under such plans.

5. Insurance Coverage. The Committee shall review and recommend to the Board appropriate insurance coverage for the Company’s directors and officers.

6. Committee Self-Assessment. The Committee shall periodically review and assess the adequacy of this charter, including the Committee’s role and responsibilities as outlined in this Charter, and shall recommend any proposed changes to the Board for its consideration.

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APPENDIX D

CHARTER OF THE NOMINATING COMMITTEE

TELIK, INC.

Organization

The Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Telik, Inc., a Delaware corporation (the “Company”), shall consist of at least two members of the Board. No Committee member shall be an employee of the Company, and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board, in accordance with the applicable independence requirements of The Nasdaq Stock Market (“Nasdaq”), when and as required by Nasdaq. The members of the Committee shall be appointed by the Board.

Statement of Policy

The purpose of the Committee shall be to (i) identify, review and evaluate candidates to serve as directors of the Company and review and evaluate incumbent directors; (ii) serve as a focal point for communication between such candidates, non-committee directors and the Company’s management; (iii) recommend to the Board for selection candidates to the Board; and (iv) make other recommendations to the Board regarding affairs relating to the directors of the Company.

Operating Principles and Processes

In fulfilling its function and responsibilities, the Committee should give due consideration to the following operating principles and processes:

•

Resources—The Committee shall be authorized to access such internal and external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

•	Reporting to the Board—The Committee shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

Responsibilities

The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Delaware General Corporation Law, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities or to delegate such power and authority to one or more subcommittees of the Committee:

•

Director Nominations—The Committee has the responsibility of identifying, reviewing and evaluating candidates to serve on the Company’s Board, including consideration of any potential conflicts of interest as well as applicable independence and experience requirements. The Committee shall also have the primary responsibility for reviewing, evaluating and considering the recommendation for nomination of incumbent directors for reelection to the Board, as well as monitoring the size of the Board. The Committee shall also recommend to the Board for selection candidates to the Board. The Committee shall also have the power and authority to consider recommendations for Board nominees and proposals submitted by the Company’s stockholders and to establish any policies, requirements, criteria and procedures, including policies and procedures to facilitate stockholder communications with the Board of Directors, to recommend to the Board appropriate action on any such proposal or recommendation and to make any disclosures required by applicable law in the course of exercising its authority.

D-1

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Board Assessment—The Committee shall periodically review, discuss and assess the performance of the Board, including Board committees, seeking input from senior management, the full Board and others. The assessment shall include evaluation of the Board’s contribution as a whole and effectiveness in serving the best interests of the Company and its stockholders, specific areas in which the Board and/or management believe contributions could be improved, and overall Board composition and makeup, including the reelection of current Board members. The factors to be considered shall include whether the directors, both individually and collectively, can and do provide the integrity, experience, judgment, commitment, skills and expertise appropriate for the Company. The Committee shall also consider and assess the independence of directors, including whether a majority of the Board continue to be independent from management in both fact and appearance, as well as within the meaning prescribed by Nasdaq. The results of these reviews shall be provided to the Board for further discussion as appropriate.

Meetings

The Committee will hold at least one regular meeting per year and additional meetings, as the Committee deems appropriate.

Reports

The Committee will report to the Board from time to time, or whenever so requested by the Board.

D-2

APPENDIX E

TELIK, INC.

2011 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: March 31, 2011

Approved by the Stockholders: May 19, 2011

Termination Date: March 30, 2021

(1)	General.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section (1)(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(2)	Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section (2)(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section (9)(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section (13)(w)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(3)	Shares Subject to the Plan.

(a) Share Reserve. Subject to Section (9)(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 3,500,000 shares (the “Share Reserve”). For clarity, the limitation in this Section (3)(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section (3)(a) does not limit the granting of Stock Awards except as provided in Section (7)(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Further, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section (8)(g) or as consideration for the exercise of an Option shall not again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section (3) and, subject to the provisions of Section (9)(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 4,000,000 shares of Common Stock.

(d) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section (9)(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of 2,000,000 shares of Common Stock subject to Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, Stock Appreciation Rights or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any

Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards shall not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Awards are approved by the Company’s stockholders.

(e) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(4)	Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(5)	Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section (4)(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section (4)(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable award agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section (5)(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 18 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(6)	Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section (6)(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed 1,000,000 shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance

Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of $2,000,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, or (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section (5) and the preceding provisions of this Section (6). Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

(7)	Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

(8)	Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreements.

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly with at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.

(9)	Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section (3)(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section (3)(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections (3)(d) and (6)(c)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and

(v) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.

(e) Parachute Payments. Unless otherwise provided in an agreement between a Participant and the Company, if any payment or benefit the Participant would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order: reduction of cash payments; cancellation of accelerated vesting of Stock Awards other than Options; cancellation of accelerated vesting of Options; and reduction of employee benefits. In the event that acceleration of vesting of Stock Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant’s applicable type of Stock Awards (i.e., earliest granted Stock Award cancelled last).

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Participant and the Company within 15 calendar days after the date on which the Participant’s right to a Payment is triggered (if requested at that time by the Participant or the Company) or such other time as requested by the Participant or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Participant and the Company with its determination that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Participant and the Company.

(10)	Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(11)	Effective Date of Plan.

The Plan shall become effective on the Effective Date.

(12)	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(13) Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant’s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section (2)(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Telik, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of the Plan, which is the date of the annual meeting of the stockholders of the Company held in 2011, provided that the Plan is approved by the Company’s stockholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section (5) of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any option granted pursuant to Section (5) of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section (6)(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).

(kk) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles, (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and/or the award of bonuses under the Company’s bonus plans and (10) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section (6)(c)(i).

(oo) “Plan” means this Telik, Inc. 2011 Equity Incentive Plan.

(pp) “Resignation for Good Reason” means voluntary termination by a Participant from all positions he or she then holds with the Company, which resignation results in a “separation from service” with the Company within the meaning of Treasury Regulation Section 1.409A-1(h), effective within a period of 90 days after the Participant provides written notice to the Company after the initial occurrence of one of the following actions taken without his or her written consent, which written notice must be provided within 30 days after the initial occurrence of one of the following actions, and must reasonably specify the particulars of the action; provided, however, that following the receipt of notice by the Company, the Company shall have a period of 30 days during which to remedy the action giving rise to a Resignation for Good Reason and if such action is materially remedied by the Company during such period, no event giving rise to a right for a Resignation for Good Reason shall be deemed to have occurred:

(i) the assignment to the Participant of any duties or responsibilities that results in a material diminution in the Participant’s employment role in the Company as in effect immediately prior to the date of such actions; provided, however, that mere changes in the Participant’s title or reporting relationships alone shall not constitute a basis for Resignation for Good Reason;

(ii) a greater than ten percent aggregate reduction by the Company in the Participant’s annual base salary (that is, a material reduction in base compensation), as in effect immediately prior to the date of such actions; provided, however, that if there are across-the-board proportionate salary reductions for all other similarly situated Employees or Consultants, as determined by the Board, by the same percentage amount as part of a general salary reduction, the reduction as to that Participant shall not constitute a basis for Resignation for Good Reason; or

(iii) a non-temporary relocation of the Participant’s business office to a location that increases Participant’s one way commute by more than 50 miles from the location at which the Participant performs duties as of immediately prior to the date of such action.

(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section (6)(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section (6)(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Securities Act” means the Securities Act of 1933, as amended.

(ww) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section (5).

(xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(yy) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(aaa) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(bbb) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

TELIK, INC.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT LINE SACKPACK

MR A SAMPLE

DESIGNATION (IF ANY)

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 p.m., Eastern Time, on May 18, 2011.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com/telk

• Follow the steps outlined on the secured website.

Vote by Internet

• Call toll free 1-800-652-VOTE (8683) within the USA, Canada and Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors Recommends a Vote in favor of the named nominees in Proposal 1 and a Vote FOR Proposal 2 and 3.

1. To elect the following two directors to hold office until the 2014 Annual Meeting of Stockholders:

01—Edward W. Cantrall, Ph.D. For Withhold

02—Steven R. Goldring, M.D. For Withhold

2. To approve the Telik, Inc. 2011 Equity Incentive Plan. For Against Abstain

3. To ratify the selection of Ernst & Young LLP as Independent Registered Public Accounting Firm of the Company by the Audit Committee of the Board of Directors of the Company for its fiscal year ending December 31, 2011.

For Against Abstain

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

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1 U P X 1 1 3 4 1 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01BCVG

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — TELIK, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to Be Held on May 19, 2011

The undersigned hereby appoints Michael M. Wick and Wendy K. Wee and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Telik, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Telik, Inc. to be held at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306, on Thursday, May 19, 2011 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, Proposal 2, and Proposal 3, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(Continued and to be signed on other side)

Please Vote, Date and Promptly Return this Proxy in the Enclosed Return Envelope Which Is Postage Prepaid If Mailed in the United States.